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                                                                   Exhibit 10.39

THIS DEED is made the 30th day of April 1981

BETWEEN:                 CAYMAN WATER COMPANY LIMITED
-------                  ----------------------------

                         a Company incorporated and existing under the Laws of the Cayman Islands with registered office in George Town, Grand Cayman Islands

                         (hereinafter called "the Borrower")

                         OF THE ONE PART


AND:                     THE ROYAL BANK OF CANADA
---                      ------------------------

                         of P.O. Box 245, George Town, Grand Cayman, Cayman Islands

                         (hereinafter called "the Bank")

                         OF THE OTHER PART

W H E R E A S :-
-------------

(1) This Deed is made supplemental to the Debenture ("the Debenture") dated 1st June 1979 between the Borrower, the Bank, Philip H. Lustig ("Lustig") and Cayman Public Utilities Ltd., (CPU) and to all collateral security documents and agreements executed pursuant thereto.

(2) The Bank has agreed to extend to the Borrower additional credit facilities to the extent of CI$275,000.00 or its equivalent in United States Dollars upon having the same secured in manner hereinafter appearing.


NOW THIS DEED WITNESSETH as follows:-
------------------------

1. In consideration of the said agreement the Borrower and the Bank hereby agree that the Debenture shall hereafter stand as security for all sums owing to the Bank from time to time up to a maximum of Four Hundred and Seventy-Five Thousand Cayman Islands Dollars (CI$475,000.00) or its equivalent in United States Dollars together with interest thereon provided that the Bank shall have the right in its sole discretion to determine what proportion of the additional credit facilities shall be advanced in Cayman Islands Dollars and what proportion in United States Dollars.


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

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                                      -2-

2. In so far as not hereby expressly waived or varied the Borrower and the Bank hereby confirm the terms and provisions of the Debenture.

IN WITNESS WHEREOF the parties hereto have executed this Deed the day and year first above written.

The Common Seal of CAYMAN WATER  )                CAYMAN WATER COMPANY LIMITED
COMPANY LIMITED was hereunto     )
affixed by L. Downer             )                Per: /s/ L. Downer
and by J. Parker                 )                     ------------------------
in the presence of:-             )                        Director
                                 )
                                 )
/s/ Neil Cavers                                   Per: /s/ J. Parker
---------------------------------                      ------------------------
Witness                                                   Director


SIGNED, SEALED and DELIVERED     )                THE ROYAL BANK OF CANADA
by D.J. Stewart                  )
the duly authorised attorney for )
the Bank in the presence of:-    )
                                 )
                                 )
                                 )
/s/ Neil Cavers                                   Per: /s/ D.J. Stewart
---------------------------------                      ------------------------
Witness                                                   Attorney for the Bank


[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
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                                      -3-

 I, Neil Cavers,                   of George Town, Grand Cayman,

Cayman Islands make oath and say:-

1. The foregoing Deed made between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the one part and THE ROYAL BANK OF CANADA ("the Bank") of the other part was made by the Borrower and the Bank on the 30th day of April, One Thousand Nine Hundred and Eighty One.

2. I was present and did see D.J. Stewart, the duly authorised attorney for and on behalf of the Bank sign seal and as and for his proper act and did execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 30th day of April One Thousand Nine Hundred and Eighty One between the hours of 10:00 a.m. and 11:00 a.m. in the forenoon at George Town, Grand Cayman, Cayman Islands.

3. The Bank is a banking corporation existing under the Laws of Canada and having a branch office in George Town, Grand Cayman, Cayman Islands.

4. That the name Neil Cavers, subscribed as a witness attesting to the due execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at George Town, Grand Cayman and am an Attorney-at-Law.



                                                      --------------------------

                                                                 Witness


SWORN at George Town, Grand Cayman, Cayman Islands this    day of May    One
Thousand Nine Hundred and Eighty One before me:-



                          ----------------------------

                              Justice of the Peace

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
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                                      -4-

I, Neil Cavers, of George Town, Grand Cayman, Cayman Islands make oath and say:-


1. The foregoing Deed made between CAYMAN WATER COMPANY LIMITED ("the Borrower") of the one part and THE ROYAL BANK OF CANADA ("the Bank") of the other part was made by the Borrower and the Bank on the 30th day of April One Thousand Nine Hundred and Eighty One.

2. I was present and did see L. Downer and J. Parker Director and Director respectively of the Borrower affix the Common Seal of the Borrower to the said Deed and sign the same as and for the proper act and deed of the Borrower and execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 30th day of April One Thousand Nine Hundred and Eighty One between the hours of 10:00 and 11 in the fore noon at George Town, Grand Cayman, Cayman Islands.

3. The Borrower has its registered office at George Town, Grand Cayman, Cayman Islands and is a company duly incorporated and existing under the Laws of the Cayman Islands.

4. That the name Neil Cavers, subscribed as a witness attesting to the due execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at George Town, Grand Cayman and am an Attorney-at-Law.



                                                 -------------------------------

                                                            Witness


SWORN at George Town, Grand Cayman, Cayman Islands this    day of May One
Thousand Nine Hundred and Eighty One before me:-


                          ---------------------------

                             Justice of the Peace

[PUBLIC RECORD OFFICE GRAND CAYMAN ISLANDS STAMP]